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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)             MARCH 25, 1997

                           ENCORE MEDICAL CORPORATION
                           --------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                     0-26538                   65-0572565
         --------                     -------                   ----------
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)               FILE NO.)             IDENTIFICATION NO.)


   9800 METRIC BLVD., AUSTIN, TEXAS                                78758
   --------------------------------                                -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (512) 832-9500


                          HEALTHCARE ACQUISITION CORP.
               300 EAST BROWARD BLVD., FT. LAUDERDALE, FL, 33301
               -------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

     On March 25, 1997, Encore Medical Corporation (formerly known as Healthcare Acquisition Corp.) ("Registrant"), Healthcare Acquisition Inc., a Texas corporation ("Acquisition") which is a wholly owned subsidiary of Registrant and Encore Orthopedics, Inc., a Texas corporation ("Encore"), finalized the transaction described in the Agreement and Plan of Merger ("Merger Agreement") dated November 12, 1996, as amended February 14, 1997, pursuant to which Acquisition was merged with and into Encore (the "Merger"), and whereby Encore was the surviving corporation and became a wholly-owned subsidiary of the Registrant, subject to the terms and conditions of the Merger Agreement which was submitted to the stockholders of the Registrant and Encore for their approval.

     BACKGROUND

     Registrant was formed in March 1995 as a Specified Purpose Acquisition Company(R)(1), the objective of which was to acquire an operating business in the health care industry by merger, exchange of stock, stock or asset acquisition or similar type of reorganization (a "Business Combination"). In March 1996, Registrant successfully consummated an initial public offering of its equity securities (the "IPO") from which it derived net proceeds of approximately $9,000,000 after expenses. $8,383,500 of such amount was placed in a trust account (the "Trust Fund") and invested in short-term United States government securities. The funds held in the Trust Fund are to be released upon the consummation of a Business Combination. The balance of the net proceeds from the IPO was available for use by Registrant in its pursuit of a Business Combination. Other than its pursuit of a Business Combination and the consummation of the Merger, Registrant has not engaged in any business to date.

     DETAILS OF MERGER

     On March 25, 1997, after receiving the required approval of their respective stockholders, Registrant, Acquisition and Encore completed the Merger. In exchange for all of the outstanding Common and Series A Preferred Stock of Encore, Registrant issued approximately 6,220,000 shares of common stock and 930,000 HCAC $7 Warrants (as defined in the Form S-4 Registration Statement effective on February 25, 1997 (file number 333-22053) (the "S-4")) and has reserved approximately 4,000,000 common shares and 600,000 HCAC $7 Warrants for issuance upon exercise of options that were granted and outstanding by Encore and were assumed by Registrant. The amount of such consideration was determined in accordance with the provisions of the Merger Agreement and reflected that stockholders of Registrant owning 134,900 shares of Registrant's common stock exercised their Conversion Rights (as defined in the S-4). The exact number of shares and HCAC $7 Warrants is to be determined within sixty (60) days of the effective date of the Merger.


-----------
(1) Specified Purposed Acquisition Company is a registered service mark of GKN Securities Corp.



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     OPERATIONS AFTER THE MERGER

     As a result of the Merger, Acquisition was merged with and into Encore and Encore was the surviving corporation and became a wholly owned subsidiary of Registrant. Registrant's Certificate of Incorporation was amended as of the consummation of the Merger to (i) change its name to "Encore Medical Corporation"; (ii) eliminate Article Sixth of the Certificate of Incorporation which contained provisions that were inapplicable after a Business Combination is consummated; (iii) increase the authorized number of shares of Registrant's Common Stock from 20,000,000 to 35,000,000 shares; and (iv) provide for a classified Board of Directors consisting of three classes. One class of the Board of Directors was originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, another class was originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, and the remaining class was originally elected for a term expiring at the annual meeting of stockholders to be held in 2000. Each class thereafter will be elected for a three year term.

     Effective upon consummation of the Merger, the Board of Directors consisted of ten members. Three members of the newly constituted Board were from Registrant's existing Board and the remaining seven members were designees of Encore. In addition, Registrant's three executive officers resigned effective at the consummation of the Merger, and were replaced by the current officers of Encore. Encore's current officers and management became the officers and management of both the Registrant and Encore after the Merger.

     CERTAIN INFORMATION ABOUT ENCORE

     Encore is an Austin, Texas based corporation which is engaged in the business of designing, manufacturing, marketing and selling products for the orthopedic implant industry. Such products include total knee joint implant products, total hip implant products, a total shoulder implant product and a variety of trauma implant products.

     Encore commenced active operations in the second quarter of 1992 and its December 31, 1996 audited financial statements reflected revenues of approximately $17,621,000 for the fiscal year ended December 31, 1995, resulting in net income of approximately $1,033,000 for the same period.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

     (a) Financial Statements for Encore were previously filed as part of the S-4.

     (b) Pro Forma Unaudited Balance Sheet of Encore Orthopedics, Inc. and Healthcare Acquisition Corp. as of December 31, 1996.

     (c)  The following document is filed herewith as an exhibit:

          (1)  Press Release dated March 25, 1997;

          (2)  Other relevant exhibits were included as part of the S-4.




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                                   SIGNATURE:





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENCORE MEDICAL CORPORATION



                                        ---------------------------------
                                        NICK CINDRICH
                                        Chairman of the Board

                                        Date:
                                             ----------------------------



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                              EXHIBIT TO FORM 8-K

                           ENCORE MEDICAL CORPORATION
          PRO FORMA COMBINED BALANCE SHEET OF ENCORE ORTHOPEDICS, INC.
                  AND HEALTHCARE ACQUISITION CORP. (UNAUDITED)
                               DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                     ASSETS

Current Assets:

    Cash                                                               $  8,426
    Accounts Receivable                                                   4,467
    Inventories                                                           9,912
    Other Current Assets                                                    479
                                                                       --------
       Total Current Assets                                              23,284

    Property & Equipment - Gross (1)                                      7,029
    Accumulated Depreciation                                             (3,098)
                                                                       --------
    Property & Equipment - Net                                            3,931

    Other Noncurrent Assets                                                 956
                                                                       --------

    Total Assets                                                       $ 28,171
                                                                       ========


                       LIABILITIES & SHAREHOLDER'S EQUITY

Current Liabilities:
    Current Portion of Long-term Debt                                  $    164
    Current Portion of Payable to Related Party                             300
    Accounts Payable and Accrued Expenses                                 2,884
    Revolving Loan                                                        2,300
                                                                       --------
       Total Current Liabilities                                          5,648

    Long-term Debt, Net of Current Portion                                5,000
    Term Debt Discount                                                     (653)
    Capital Leases - Long Term                                              566
    Payable to a Related Party, Net of Current Portion                    1,100
    Other Long-term Liabilities                                              29
                                                                       --------

    Total Liabilities                                                    11,690

Shareholder's Equity:
    Common Stock                                                              8
    Add'l Paid in Capital                                                16,846
    Retained Earnings                                                      (370)
    Other                                                                    (3)
                                                                       --------

       Total Shareholder's Equity                                        16,481

  Total Liabilities, Warrants and Shareholder's Equity                 $ 28,171
                                                                       ========




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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  99.1        Press Release dated March 25, 1997